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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                           Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2005

IMH ASSETS CORP. (as depositor under a Series 2005-3 Indenture dated as of April 6, 2005, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2005-3)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)


              California                              333-117817                                33-0705301
              ----------                              ----------                                ----------
    (State or Other Jurisdiction of             (Commission File Number)               (I.R.S. Employer Identification
          incorporation)                                                                           Number

           1401 Dove Street
       Newport Beach, California                                                                   92660
       -------------------------                                                                   -----
    (Address of Principal Executive                                                             (Zip Code)
               Offices)


Registrant's telephone number, including area code: (949) 475-3600
                                                    --------------


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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
          ------------

         The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, are included in this Form 8-K. The financial statements as of December 31, 2004 and 2003 and for the year ended December 31, 2004 and the periods from December 18, 2003 through December 31, 2003, and from January 1, 2003 through December 17, 2003 have been audited by Ernst & Young LLP. The financial statements for the year ended December 31, 2002 have been audited by KPMG LLP. The consents of KPMG LLP and Ernst & Young LLP to the inclusion of their respective audit reports on such financial statements in this Form 8-K and to their being referred to as "Experts" in the Prospectus Supplement relating to the Impac CMB Trust Series 2005-3, are attached hereto, as Exhibit 23.1 in the case of KPMG LLP and as Exhibit 23.2 in the case of Ernst & Young LLP. The financial statements of FGIC as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004 are attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
           ---------------------------------

(a)      Financial Statements.
         --------------------

         Not applicable.

(B)      PRO FORMA Financial Information.
         -------------------------------

         Not applicable.

(c)      Exhibits
         --------

                    Item 601(a) of
                    Regulation S-K
Exhibit No.         Exhibit No.                Description
-----------         -----------                -----------
1                   23.1                       Consent of KPMG LLP

                    23.2                       Consent of Ernst & Young LLP

                    99.1 Financial statements of FGIC as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                      IMH ASSETS CORP.


                                                      By: /s/ Richard J. Johnson
                                                          ----------------------
                                                      Name:   Richard J. Johnson
                                                      Title:  EVP, CFO


Dated: March 30, 2005

                                  EXHIBIT INDEX

                         Item 601(a) of                                                      Sequentially
Exhibit                  Regulation S-K                                                      Numbered
Number                   Exhibit No.                Description                              Page
------                   -----------                -----------                              ----
1                        23.1                       Consent of KPMG LLP

                         23.2                       Consent of Ernst & Young LLP

                         99.1                       Financial statements of FGIC
                                                    as of December 31, 2004 and
                                                    2003, and for each of the
                                                    years in the three-year
                                                    period ended December 31,
                                                    2004.